Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 500,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	56,077.75
Total Offset Amount	0.00
Net Fee	$ 56,077.75
Final Prospectus	false